UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
_______________________________

FORM 8-K

Current Report Pursuant to Section 13 or 15(d) of
the Securities Act of 1934
_______________________________

Date of Report (Date of earliest event reported): November 30, 2007

GARMIN LTD.
(Exact name of registrant as specified in its charter)

Cayman Islands	0-31983	98-0229227
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

P.O. Box 30464SMB
5th Floor, Harbour Place
103 South Church Street
George Town, Grand Cayman KY 1-1202
Cayman Islands
(Address of principal executive offices)

Registrant’s telephone number, including area code: (345) 946-5203

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01. Other Events

On November 30, 2007, Garmin Ltd. issued a press release announcing that it has completed the acquisition of Electrónica Trepat S.A., the principal distributor of Garmin’s consumer products in Spain. A copy of the press release is attached as Exhibit 99.1.

Item 9.01. Financial Statements and Exhibits

(a)	Not applicable.

(b)	Not applicable.

(c)	Not applicable.

(d)	Exhibits. The following exhibit is furnished herewith.

Exhibit No.	Description

99.1	Press Release dated November 30, 2007

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GARMIN LTD.

Date: November 30, 2007	/s/ Andrew R. Etkind
Andrew R. Etkind
General Counsel and Secretary

EXHIBIT INDEX

Exhibit No.	Description

99.1	Press Release dated November 30, 2007